=====================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2009

                             ----------------------

                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=====================================================================

Item 7.01 Regulation FD Disclosure

On October 8, 2008, American Glass Products (AGP), a licensee of
Research Frontiers Inc., announced in a press release with DiMora Motorcar a strategic technology partnership with DiMora Motorcar for AGP to to provide its Vario Plus-Sky brand of SPD-SmartGlass for the large glass roof of the DiMora Motorcar Natalia SLS 2 sport luxury sedan. Recently, Dimora Motorcar indicated through its web site that it was expanding its plan for SPD-SmartGlass on the Natalia SLS 2 model to also include SPD-SmartGlass in the windows as well as in the roof.

AGP's electronically switchable smart glass using Research Frontiers' patented SPD-Smart light-control technology allows passengers to instantly and dynamically control the amount of sunlight, glare and heat passing through automotive windows, sunroofs and other glazings.
In addition to its exceptional dynamic shading capabilities, AGP Vario Plus-Sky brand of SPD-SmartGlass offers significant safety and security benefits and it reduces the amount of heat passing through the smart glass into the interior space. AGP Vario Plus-Sky also blocks more than 99% of harmful ultraviolet (UV) light which can be harmful to passengers and degrade vehicle interiors and instrumentation.

For more details from DiMora Motorcar, please visit http://www.dimoramotorcar.com/smartglass.html

To read the original AGP press release, which provides details on the original announcement, the product and its benefits, visit http://www.dimoramotorcar.com/press_releases/agp.html.

To learn more about DiMora Motorcar visit http://www.dimoramotorcar.com.

To learn more about AGP, its Vario Plus-Sky and other products, visit http://www.agpglass.com.

This report may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: May 11, 2009